DISTRIBUTION AGREEMENT

         AGREEMENT dated as of February 17, 1999, by and between GREAT AMERICAN LIFE INSURANCE COMPANY of NEW YORK ("GALIC of NY"), a New York insurance company, and AAG SECURITIES, INC. ("AAGS"), an Ohio corporation.

                                  WITNESSETH:

         WHEREAS, AAGS is a broker-dealer that engages in the distribution of investment products; and

         WHEREAS, AAGS, together with AAG INSURANCE AGENCY, INC. and certain affiliated insurance agencies ("AAGI"), an insurance agency that is affiliated with AAGS, desires to distribute variable annuity contracts and variable life insurance contracts (collectively, "variable insurance products") offered by GALIC of NY; and

         WHEREAS, GALIC of NY desires to issue certain variable insurance products described more fully below to the public through AAGS acting as the principal underwriter and AAGI acting as the principal insurance agent for such products;

         NOW, THEREFORE, in consideration of their mutual promises, GALIC of NY and AAGS hereby agree as follows:

1.       Additional Definitions.

         a. Contracts -- The class or classes of variable annuity contracts set forth on Schedule 1 to this Agreement as in effect at the time this Agreement is executed, and such other classes of variable insurance products that may be added to Schedule 1 from time to time in accordance with Section 14.b of this Agreement, and including any riders to such contracts and any other contracts offered in connection therewith. For this purpose and under this Agreement generally, a "class of Contracts" shall mean those Contracts issued by GALIC of NY on the same policy form or forms and covered by the same Registration Statement.

         b. Registration Statement -- At any time that this Agreement is in effect, each currently effective registration statement, or currently effective post-effective amendment thereto, relating to a class of Contracts, including financial statements included in, and all exhibits to, such registration statement or post-effective amendment. For purposes of Section 12 of this Agreement, the term "Registration Statement" means any document which is or at any time was a Registration Statement within the meaning of this
              Section 1.b.

         c.   Prospectus   --  The   prospectus   and  statement  of  additional
              information, if any, included within a Registration Statement, except that, if the most recently filed prospectus and statement of additional information filed pursuant to Rule 497 under the 1933 Act subsequent to the date on which a Registration Statement became effective differs from the prospectus and statement of additional information included within such Registration Statement at the time it became effective, the term "Prospectus" shall refer to the most recently filed prospectus and statement of additional information filed under Rule 497 under the 1933 Act, from and after the date on which they each shall have been filed. For purposes of Section 12 of this Agreement, the term "any Prospectus" means any document which is or at any time was a Prospectus within the meaning of this Section 1.c.

         d. Fund -- An investment company which is included in the Variable Account and is an investment alternative under a Contract.

         e. Variable Account -- A separate account supporting a class or classes of Contracts and specified on Schedule 2 as in effect at the time this Agreement is executed, or as it may be amended from time to time in accordance with Section 14.b of this Agreement.

         f.   1933 Act -- The Securities Act of 1933, as amended.

         g.   1934 Act -- The  Securities  Exchange Act of 1934, as amended.

         h.   1940 Act -- The Investment Company Act of 1940, as amended.

         i.   SEC -- The Securities and Exchange Commission.

         j.   NASD -- The National Association of Securities Dealers, Inc.

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         k.   Regulations  -- The rules and  regulations  promulgated by the SEC under the 1933 Act, the 1934 Act and the 1940 Act as in effect at the time this Agreement is executed or thereafter promulgated.

         l. Distributor -- A person registered as a broker-dealer and licensed as a life insurance agent or affiliated with a person so licensed, and authorized to distribute the Contracts pursuant to a sales agreement as provided for in Section 2 of this Agreement.

         m. Intermediary Distributor -- A Distributor authorized to recruit other persons to become Distributors pursuant to a sales agreement as provided for in Section 2 of this Agreement.

         n.   Affiliate  --  With   respect  to  a  person,   any  other  person
              controlling, controlled by, or under common control with, such person.

         o. Representative -- When used with reference to AAGS, AAGI, a Distributor or GALIC of NY, an individual who is an associated person, as that term is defined in the 1934 Act, thereof.

         p.   Application -- An application for a Contract.

         q. Premium -- A payment made under a Contract by an applicant or purchaser to purchase benefits under the Contract.
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         r.   Customer Service Center -- GALIC of NY Annuity Service Center, 250
              East Fifth Street, Cincinnati, Ohio 45202, or such other location as may be designated in writing from time to time by GALIC of NY.

         s.   Agent's Manual -- The Agent's Manual attached hereto as Exhibit B.

2.       Distribution Activities

         a. Authority GALIC of NY authorizes AAGS on an exclusive basis, and AAGS accepts such authority, subject to the registration requirements of the 1933 Act and the 1940 Act and the provisions of the 1934 Act, to be the distributor and principal underwriter of the Contracts. GALIC of NY hereby authorizes AAGS to solicit Applications and Premiums directly from customers and prospective customers and to select all persons who will be authorized to engage in solicitation activities with respect to the Contracts, such selection activity to include the recruitment and appointment of third parties as Distributors which in turn may be authorized as Intermediary Distributors to engage in solicitation activities involving the solicitation of Applications and Premiums directly from customers and prospective customers and/or as Intermediary Distributors to recruit other third parties to act as Distributors, in each case as AAGS and AAGI may in their sole discretion so provide or limit. AAGS shall enter into separate written sales agreements with such Distributors. Such sales agreements shall be substantially in the form attached to this Agreement as Exhibit A, but may include such additional or alternative terms and conditions that are not otherwise inconsistent with this Agreement, subject to GALIC of NY's review and prior written consent, which consent shall not be unreasonably withheld.

                    AAGS is hereby vested with power and authority to select and recommend AAGS Representatives, and to authorize a Distributor to select and recommend Distributor Representatives, for appointment as agents of GALIC of NY, and only Representatives so recommended by AAGS or a Distributor shall become agents of GALIC of NY with authority to engage in solicitation activities with respect to the Contracts. AAGS shall be solely responsible for background investigations of the AAGS Representatives to determine their qualifications, good character, and moral fitness to sell the Contracts. GALIC of NY shall appoint in the appropriate states or jurisdictions such selected and recommended agents, provided that GALIC of NY reserves the right, which right shall not be exercised unreasonably, to refuse to appoint as agent any AAGS Representative or Distributor Representative, or, once appointed, to terminate the same at any time with or without cause. No other individuals, persons or entities shall have authority to engage in solicitation activities with respect to the Contracts, unless expressly approved in writing by AAGS, in its sole discretion, except to the extent permitted by the following paragraph.

                    AAGS  shall use its best  efforts  to market  the  Contracts actively, directly or through Distributors, subject to applicable material market and regulatory conditions.

                    AAGS and AAGS Representatives shall not have authority,  and shall not grant authority to Distributors or Distributor Representatives, on behalf of GALIC of NY: to make, alter or discharge any Contract or other contract entered into pursuant to a Contract; to waive any Contract forfeiture provision; to extend the time of paying any Premium; or to receive any monies or Premiums (except for the sole purpose of forwarding monies or Premiums to GALIC of NY). AAGS shall not expend, nor contract for the expenditure of, the funds of GALIC of NY. AAGS shall not possess or exercise any authority on behalf of GALIC of NY other than that expressly conferred on AAGS by this Agreement.

         b.   Solicitation Activities, Applications and Premiums

              Solicitation activities shall be subject to applicable laws and regulations, the Agent's Manual, and the rules set forth herein.

              (1) GALIC of NY  shall  forward  to AAGS  Applications  and  other materials for use by AAGS and the Distributors in their solicitation activities with respect to the Contracts. GALIC of NY shall notify AAGS in writing of those states or jurisdictions which require delivery of a statement of additional information with a prospectus to a prospective purchaser.

              (2) AAGS shall  require  that AAGS  Representatives  appointed  by
                  GALIC of NY as agents not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for the applicant. While not limited to the following, a determination of suitability shall be based on information supplied to an AAGS Representative after a reasonable inquiry concerning the applicant's insurance and investment objectives and financial situation and needs.

              (3) All Premiums  paid by check or money order that are  collected by AAGS or any AAGS Representative shall be remitted promptly in full, together with any Applications, forms and any other required documentation, to the Customer Service Center. Checks or money orders in payment of Premiums shall be drawn to the order of "Great American Life Insurance

                  Company of New York." Premiums may be transmitted by wire order from AAGS to the Customer Service Center in accordance with the procedures set forth in the Agent's Manual. If any Premium is held at any time by AAGS, AAGS shall hold such Premium in a fiduciary capacity and such Premium shall be remitted promptly to GALIC of NY. All such Premiums, whether by check, money order or wire, shall be the property of GALIC of NY.

              (4) AAGS   acknowledges   that   GALIC  of  NY   shall   have  the
                  unconditional right to reject, in whole or in part, any Application. In the event an Application is rejected, any Premium submitted therewith shall be returned by GALIC of NY to the applicant. GALIC of NY shall notify AAGS and, if applicable, the Distributor who submitted the Application, of such action. In the event that a purchaser exercises his right to cancel under his Contract, any amount to be refunded as provided in such Contract shall be so refunded to the purchaser by GALIC of NY. GALIC of NY shall notify AAGS and, if applicable, the Distributor who solicited the Contract, of such action.

              (5) AAGS shall not encourage a prospective  applicant to surrender or exchange an insurance contract in order to
                  purchase a Contract, nor shall AAGS encourage any Contractholder to surrender or exchange a Contract in order to purchase another insurance contract. AAGS shall require, through all sales agreements entered into pursuant to Section 2.a of this Agreement, that each Distributor likewise agree not to encourage a prospective applicant to surrender or exchange any insurance contract in order to purchase a Contract, nor to encourage a Contractholder to surrender or exchange a Contract in order to purchase another insurance contract.

         c.   Independent Contractor

              AAGS shall act as an independent contractor in the performance of its duties and obligations under this Agreement and nothing herein contained shall constitute AAGS or AAGS Representatives or employees or the Distributors or their respective Representatives or employees as employees of GALIC of NY in connection with the distribution of the Contracts.

         d.   Supervision and 1934 Act Compliance

              AAGS shall train, supervise and be solely responsible for the conduct of AAGS Representatives in their solicitation of

              Applications and Premiums, and shall supervise their compliance with applicable rules and regulations of any securities regulatory agencies that have jurisdiction over variable insurance product activities. AAGS understands and acknowledges that neither it nor its Representatives is authorized by GALIC of NY to give any information or make any representation in regard to a class of Contracts in connection with the offer or sale of such class of Contracts that is not in accordance with the then-currently effective Prospectus or for such class of Contracts or in the then-currently effective prospectus or statement of additional information for the Funds, or in current advertising materials for such class of Contracts authorized by GALIC of NY.

                    GALIC of NY,  as  agent  for  AAGS,  shall  confirm  to each applicant for and purchaser of a Contract in accordance with Rule 10b-10 under the 1934 Act acceptance of Premiums and such other transactions as are required by Rule 10b-10 or administrative interpretations thereunder. GALIC of NY shall maintain and preserve such books and records with respect to such confirmations in conformity with the requirements of Rules 17a-3 and 17a-4 under the 1934 Act to the extent such requirements apply. GALIC of NY shall maintain all such books and records and hold such books and records on behalf of and as agent for AAGS whose property they are and shall remain, and acknowledges that such books and records are at all times subject to inspection by the SEC in accordance with
              Section 17(a) of the 1934 Act, the NASD and any state agency which has jurisdiction.

3.   Marketing Materials

                    GALIC of NY shall be  primarily  responsible  for the design and preparation of all promotional, sales and advertising material relating to the Contracts. It is understood that as a general matter GALIC of NY shall initiate and design all forms of promotional, sales and advertising material for the Contracts. Prior to any use with members of the public, the following procedures shall be observed:

         a. GALIC of NY shall provide to AAGS copies of all promotional, sales and advertising material developed by GALIC of NY for AAGS' review and written approval, and AAGS shall be given a reasonable amount of time to complete its review.

         b. If any such promotional, sales or advertising material names a Fund or a Fund's investment adviser, GALIC of NY shall then furnish such material to such Fund or such Fund's distributor, and approval shall be obtained from such Fund or such Fund's distributor before use.

         c. The parties shall respond on a prompt and timely basis in approving any such material and shall act reasonably in connection therewith.

         d. AAGS shall be responsible for filing such material it develops, as required, with the NASD and any state securities regulatory authorities.

         e. GALIC of NY shall be responsible for filing all promotional, sales or advertising material, as required, with any state insurance regulatory authorities.

         f. The parties shall notify each other expeditiously of any comments provided by the NASD or any securities or insurance regulatory authority on such material, and will cooperate expeditiously in resolving and implementing any comments, as applicable.

4.       Compensation and Expenses

         a. GALIC of NY shall pay commissions to AAGS on Premiums paid under Contracts sold pursuant to this Agreement and any sales agreements entered into pursuant to Section 2 of this Agreement in the amounts set forth on Schedule 2. AAGS shall be responsible for all tax reporting information which AAGS is required to provide under applicable tax law to its agents, Representatives or employees with respect to the Contracts.

         b. With respect to this Agreement, GALIC of NY shall be obligated to pay all expenses in connection with:

              (1) the  preparation  and  filing of each  Registration  Statement
                  (including each pre-effective and post-effective amendment thereto) and the preparation and filing of each Prospectus (including any preliminary and each definitive Prospectus);

              (2) the preparation,  underwriting, issuance and administration of the Contracts;

              (3) any  registration,  qualification or approval of the Contracts for offer and sale required under the securities, blue-sky laws or insurance laws of the states and other jurisdictions in the Territory;

              (4) the expenses of printing the  Prospectuses  and the  Contracts and the Funds (any supplements thereto) for distribution to prospective customers;

              (5) all registration fees for the Contracts payable to the SEC and the NASD;

              (6) the printing of definitive  Prospectuses for the Contracts and
                  any   supplements   thereto  for   distribution   to  existing
                  Contractowners;

         c. AAGS shall be obligated to pay the following expenses related to its distribution of the Contracts:

              (1) the compensation of AAGS Representatives and employees and any
                  Distributors;

              (2) expenses associated with the initial licensing and training of
                  AAGS Representatives and other employees involved in the distribution of the Contracts;

              (3) the costs of any promotional,  sales and advertising  material that AAGS develops for its use in connection with the sale of the Contracts; and

              (4) any other expenses incurred by AAGS or its  Representatives or employees for the purpose of carrying out the obligations of AAGS hereunder.

         d. Other than as specifically provided in this Agreement, GALIC of NY shall pay all expenses that it incurs in connection with this Agreement and AAGS shall pay all expenses that it incurs in connection with this Agreement; it being understood that neither AAGS nor AAGI shall be responsible for any expenses relating to the Contracts or the processing of Contracts, Premiums or Applications, including without limitation any expenses incurred in connection with the return of Premiums solicited by Distributors for Applications rejected or not timely received by GALIC of NY, or relating to any of the matters or acts contemplated by this Agreement, except to the extent expressly set forth herein.

5.       Representations and Warranties of GALIC of NY

                    GALIC  of  NY  represents  and  warrants  to  AAGS,  on  the effective date of each Registration Statement for the Contracts (or for each class of Contracts) and at each time that AAGS sells a Contract and, with respect to Sections 5.g., 5.i., and 5.j. below, also on the date of this Agreement, as follows:

         a. Such Registration Statement has been declared effective by the SEC or has become effective in accordance with the Regulations.

         b. Such Registration Statement and the related Prospectus comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the Regulations, and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, however, that none of the representations and warranties in this Section 5.b. shall apply to statements or omissions from a Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to GALIC of NY in writing by AAGS expressly for use in such Registration Statement.

         c. GALIC of NY has not received any notice from the SEC with respect to such Registration Statement pursuant to Section 8(e) of the 1940 Act and no stop order under the 1933 Act has been issued and no proceeding therefor has been instituted or threatened by the SEC.

         d. The auditors who certified the financial statements included in such Registration Statement and the related Prospectus are independent public auditors as required by the 1933 Act and the Regulations.

         e. The financial statements included in such Registration Statement present fairly the respective financial positions of GALIC of NY and the Variable Account (as applicable) at the dates indicated; and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis.

         f. Subsequent to the respective dates as of which information is given in such Registration Statement or the related Prospectus, there has not been any material adverse change in the condition, financial or otherwise, of GALIC of NY or the Variable Account (as applicable) which would cause such information to be materially misleading.

         g. GALIC of NY has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York with full power and authority to own, lease and operate its properties  and conduct its  business in the manner  described  in such  Registration  Statement,  is duly  qualified to transact the business of a life insurance company, and is in good standing,  in
              New York and each other state or jurisdiction in which the Contracts will be offered for sale.

         h. The form of the Contracts has been approved to the extent required by the New York Insurance Commissioner and by the governmental agency responsible for regulating insurance companies in each other state or jurisdiction in which the Contracts will be offered for sale.

         i. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by GALIC of NY, and when so executed and delivered this Agreement shall be the valid and binding obligation of GALIC of NY enforceable in accordance with its terms. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or code of regulations of GALIC of NY, or any indenture, agreement, mortgage, deed of trust, or other instrument to which GALIC of NY is a party or by which it is bound, or violate any law, or, to the best of GALIC of NY's knowledge, any order, rule or regulation applicable to GALIC of NY of any court or of any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over GALIC of NY or any of its properties.

         j. No consent, approval, authorization or order of any court or governmental authority or agency is required for the issuance or sale of the Contracts or for the consummation of the transactions contemplated by this Agreement, that has not been obtained.

         k. GALIC of NY has filed with the SEC all statements and other documents required for registration under the provisions of the 1940 Act and the Regulations thereunder, of the Variable Account supporting the Contracts, and such registration has been effected; further, there are no contracts or documents of GALIC of NY which are required to be filed as exhibits to such Registration Statement by the 1933 Act, the 1940 Act or the Regulations which have not been so filed.

         l. GALIC of NY has obtained all exemptive or other orders of the SEC necessary to make the public offering and consummate the sale of such Contracts pursuant to this Agreement and to permit the operation of the Variable Account supporting such Contracts as contemplated in the related Prospectus.

         m. Such class of Contracts has been duly authorized by GALIC of NY and conforms to the descriptions thereof in the Registration Statement for such class of Contracts and the related Prospectus and, when issued as contemplated by such Registration Statement, shall constitute legal, validly issued and binding obligations of GALIC of NY in accordance with their terms.

6.       Undertakings of GALIC of NY

         a.   GALIC of NY shall use its best efforts:

              (1) to maintain the registration of the Contracts with the SEC and any state securities commissions of any state or other jurisdiction in which the Contracts will be offered for sale where the securities or blue-sky laws of such state or other jurisdiction require registration of the Contracts, including without limitation using its best efforts to prevent a stop order from being issued or if a stop order has been issued to cause such stop order to be withdrawn;

              (2) to gain approval of the Contract  forms where  required  under the insurance laws and regulations of each state or other jurisdiction in which the Contracts will be offered for sale; and

              (3) to keep such  registrations and approvals in effect thereafter so long as the Contracts are outstanding.

         b. GALIC of NY shall take all action required to cause the Contracts to comply, and to continue to comply, as annuity contracts and as registered securities under applicable laws and regulations, and to cause each Registration Statement and each related Prospectus to comply, and to continue to comply, with:

              (1) all applicable federal laws and regulations; and

              (2) all  applicable  laws and  regulations of each state and other jurisdiction in which the Contracts will be offered for sale.

         c. GALIC of NY shall notify AAGS immediately or in any event as soon as possible under the circumstances:

              (1) When a  Registration  Statement  has become  effective  or any
                  post-effective   amendment  with  respect  to  a  Registration
                  Statement becomes effective thereafter;

              (2) Of any request by the SEC for any amendment to a  Registration
                  Statement,  for  any  supplement  to  a  Prospectus,   or  for
                  additional information;

              (3) Of any event  which  makes any  material  statement  made in a
                  Registration Statement or a Prospectus untrue in any material respect or results in a material omission in a Registration Statement or a Prospectus;

              (4) Of the issuance by the SEC of any stop order with respect to a
                  Registration Statement or any amendment thereto, or the initiation of any proceedings for that purpose or for any other purpose relating to the registration and/or offering of the Contracts;

              (5) In which states or jurisdictions registration of the Contracts is required under the securities or blue-sky laws, and when such registration(s) have become effective;

              (6) In which  states or  jurisdictions  approval  of the  Contract forms is required under the applicable insurance laws and regulations, and when such approvals have been obtained; and

              (7) In what  states  or  jurisdictions  the  Contracts  may not be lawfully sold.

         d. GALIC of NY shall furnish to AAGS without charge promptly after filing five (5) complete copies of each Registration Statement and any pre-effective or post-effective amendment thereto, including financial statements and all exhibits not incorporated therein by reference.

         e. Schedule 3 attached to this Agreement is a list provided by GALIC of NY of all states and jurisdictions in which the Contracts can lawfully be offered as of the date of this Agreement. GALIC of NY shall promptly notify AAGS of any change on Schedule 3.

         f. GALIC of NY shall provide AAGS, without charge, with as many copies of each Prospectus (and any amendments or supplements to such Prospectus) as AAGS may reasonably request.

         g. GALIC of NY shall timely file all required reports, statements and amendments required to be filed by or for GALIC of NY and each Variable Account under the 1933 Act, the 1934 Act, and/or the 1940 Act or the Regulations and under applicable state insurance statutes and regulations.

         h. GALIC of NY shall deliver to AAGS, as soon as practicable after it becomes available, the Quarterly Statements, Annual Statement for GALIC of NY and for each Variable Account in the form filed with the State of New York.

         i. GALIC of NY shall provide AAGS access to such records, officers and employees of GALIC of NY at reasonable times as is necessary to enable AAGS to fulfill its obligation, as the underwriter under the 1933 Act for the Contracts, to perform due diligence and to use reasonable care.

         j. GALIC of NY shall have the responsibility for maintaining the appointment records of all agents appointed by GALIC of NY to distribute the Contracts.

7.       Conditions to Obligations of AAGS

         The obligations of AAGS hereunder are subject to the accuracy of the representations and warranties of GALIC of NY contained in this Agreement, to the performance by GALIC of NY of its obligations hereunder, and to the condition that prior to the time that AAGS begins offering the Contracts and each time, during the period in which AAGS is offering the Contracts, that an amendment to a Registration Statement becomes effective, AAGS shall have received an officer's certificate executed by a senior executive officer of GALIC of NY to the effect that the representations and warranties set forth in Section 5 of this Agreement are true and correct;

8.       Representations and Warranties of AAGS

         AAGS represents and warrants to GALIC of NY, on the date hereof and at each time that AAGS sells a Contract, as follows:

         a. AAGS has taken all actions including, without limitation, those necessary under its articles of incorporation, code of regulations and applicable state corporate law, necessary to authorize the execution, delivery and performance of this Agreement and all transactions contemplated hereunder.

         b. AAGS is and shall remain registered during the term of this Agreement as a broker-dealer under the 1934 Act, is a member with the NASD, and is duly registered under applicable state securities laws.

         c. AAGS shall solicit, and shall instruct Distributors to solicit, sales of the Contracts only in those states or jurisdictions listed on Schedule 3 as in effect at the time of solicitation.

         d. AAGS is and shall remain during the term of this Agreement in compliance with Section 9(a) of the 1940 Act.

9.       Undertakings of AAGS

         a. All solicitation and sales activities engaged in by AAGS and the AAGS Representatives in regard to the Contracts shall be in compliance with all applicable federal and state securities laws and regulations, as well as all applicable insurance laws and regulations. No AAGS Representative shall solicit the sale of a Contract unless at the time of such solicitation such individual is:

              (1) Properly  licensed by the NASD and all other  applicable state insurance and securities regulatory authorities; and

              (2) Appointed as an  insurance  agent of GALIC of NY except as may be otherwise agreed to by GALIC of NY.

         b. Neither AAGS nor any AAGS Representative shall give any information or make any representation in regard to a class of Contracts in connection with the offer or sale of such class of Contracts that is not in accordance with the then-currently effective Prospectus for such class of Contracts, or in the then-currently effective prospectus or statement of additional information for a Fund, or in current advertising materials for such class of Contracts authorized by GALIC of NY.

         c. Neither AAGS nor any AAGS Representative shall offer, attempt to offer, or solicit Applications for the Contracts or deliver the Contracts, in any state or other jurisdiction as to which GALIC of NY has notified AAGS in accordance with Section 6.c.(7) of this Agreement that such Contracts may not legally be sold or offered for sale.

10.      Records

         GALIC of NY and AAGS each shall maintain such accounts, books and other documents as are required to be maintained by each of them by applicable laws and regulations and shall preserve such accounts, books and other documents for the periods prescribed by such laws and regulations. The accounts, books and records of GALIC of NY, the Variable Account(s) and AAGS as to all transactions hereunder shall be maintained so as to clearly and accurately disclose the nature and details of the transactions, including such accounting information as necessary to support the reasonableness of the amounts paid by GALIC of NY hereunder. Each party or designee thereof shall have the right to inspect and audit such accounts, books and records of the other party during normal business hours upon reasonable written notice to the other party. Each party shall keep confidential all information obtained pursuant to such an inspection or audit, and shall disclose such information to third parties only upon receipt of written authorization from the other party, except as required by law.

11.      Examinations, Investigations and Proceedings

         a.   Cooperation

                  GALIC of NY and AAGS shall  cooperate  fully in any  insurance regulatory examination or investigation or proceeding or judicial proceeding arising in connection with the offering, sale or distribution of the Contracts distributed under this Agreement. Further, GALIC of NY and AAGS shall cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to GALIC of NY, AAGS, their Affiliates and their agents, Representatives or employees to the extent that such investigation or proceeding is in connection with the offering, sale or distribution of the Contracts distributed under this Agreement. Without limiting the foregoing, GALIC of NY and AAGS shall notify each other promptly of any customer complaint or notice of any regulatory investigation or proceeding or judicial proceeding received by either party with respect to GALIC of NY, AAGS or any of their Affiliates, agents, Representatives or employees or which may affect GALIC of NY's issuance of any Contract marketed under this Agreement.

              b. Customer Complaint

              In the case of a customer complaint, AAGS and GALIC of NY shall cooperate in investigating such complaint and any response by either party to such complaint shall be sent to the other party for written approval not less than five business days prior to its being sent to the customer or any regulatory authority, except that if a more prompt response is required, the proposed response shall be communicated by telephone or facsimile. In any event, neither party shall release any such response without the other party's prior written approval. GALIC of NY shall maintain all complaint records by applicable regulations and applicable insurance laws and regulations. AAGS shall maintain all records required by the rules and regulations of the NASD.

12.      Indemnification

         a.   By GALIC of NY

                  GALIC of NY shall  indemnify  and hold  harmless AAGS and each person who controls or is associated with AAGS within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AAGS and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

              (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any (i) Registration Statement or in any Prospectus; or (ii) blue-sky application or other document executed by GALIC of NY specifically for the purpose of qualifying any or all of the Contracts for sale under the securities laws of any jurisdiction; provided that GALIC of NY shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to GALIC of NY by AAGS specifically for use in the preparation of any such Registration Statement or any such blue-sky application or any amendment thereof or supplement thereto; or.

              (2) result  because of the terms of any Contract or because of any breach by GALIC of NY of any provision of this Agreement or of any Contract or which proximately result from any activities of GALIC of NY's officers, directors, employees or agents or their failure to take any action in connection with the sale, processing or administration of the Contracts; or

              (3) result from any breach of any  representation or warranty made by GALIC of NY in this Agreement.

         This indemnification agreement shall be in addition to any liability that GALIC of NY may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

         b. By AAGS

         AAGS shall indemnify and hold harmless GALIC of NY and each person who controls or is associated with GALIC of NY within the meaning of such terms under the federal securities laws, and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which GALIC of NY and/or any such person may become subject under any statute or regulation, and NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

              (1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any (i) Registration Statement or in any Prospectus (ii) blue-sky application or other document executed by GALIC of NY specifically for the purpose of qualifying any or all of the Contracts for sale under the securities laws of any jurisdiction; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to GALIC of NY by AAGS specifically for use in the preparation of any such Registration Statement or any such blue-sky application or any amendment thereof or supplement thereto, or

              (2) result  because of any use by AAGS or any AAGS  Representative of promotional, sales or advertising material not authorized by GALIC of NY or any verbal or written misrepresentations by AAGS or any AAGS Representative or any unlawful sales practices concerning the Contracts by AAGS or any AAGS Representative under federal securities laws or NASD regulations, but not including state insurance laws compliance with which is a responsibility of GALIC of NY under this Agreement or otherwise; or

              (3) result  from  any  claims  by  agents  or  Representatives  or employees of AAGS for commissions or other compensation or remuneration of any type; or

              (4) result from any breach by AAGS or any AAGS  Representative  of
                  any  provision  of  this   Agreement  or  any  breach  of  any
                  representation or warranty made by AAGS in this Agreement.

         This indemnification shall be in addition to any liability that AAGS may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

         c.   General

         After receipt by a party entitled to indemnification ("indemnified party") under this Section 12 of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this Section 12
         ("indemnifying party"), such indemnified party shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party shall not relieve the indemnifying party from the liability under this Section 12, except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of this failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless ( 1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         The indemnification provisions contained in this Section 12 shall remain operative in full force and effect, regardless of (1) any investigation made by or on behalf of GALIC of NY or by or on behalf of any controlling person thereof, (2) delivery of any Contracts and Premiums therefor, and (3) any termination of this Agreement. A successor by law of GALIC of NY or AAGS, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 11.

13. Termination

         a. This Agreement shall be effective upon execution by the parties hereto and will remain in effect unless terminated, as provided in this Section 13.

         b. This Agreement shall terminate automatically if it is assigned by a party without the prior written consent of the other party.

         c. This Agreement may be terminated at the option of either party to this Agreement upon the other party's material breach of any provision of this Agreement or of any representation made in this Agreement, unless such breach has been cured within 10 days after receipt of notice of breach from the non-breaching party.

         d. Upon termination of this Agreement all authorizations, rights and obligations shall cease except: (1) the obligation to settle accounts hereunder, including commissions on Premiums subsequently received for Contracts in effect at the time of termination or issued pursuant to Applications received by GALIC of NY prior to termination; and (2) the obligations contained in Sections 4, 6, 10, 11 and 12 hereof.

14.      Miscellaneous

         a.   Binding Effect

              Each party represents that the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action by such party and when so executed and delivered this Agreement shall be the valid and binding obligation of such party enforceable in accordance with its terms. This Agreement shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto of the respective successors and assigns of the parties hereto provided that neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

         b.   Amendment of Schedules

              The parties to this Agreement may amend Schedules 1, 2 and 3 to this Agreement from time to time to reflect additions of or changes in any class of Contracts, Commissions or jurisdictions in which Contracts may be offered and sold. The provisions of this Agreement shall be equally applicable to each such class of Contracts that may be added to the Schedules, unless the context otherwise requires. Any other change in the terms or provisions of this Agreement shall be by written agreement between GALIC of NY and AAGS.

         c.   Rights, Remedies, etc. are Cumulative

              The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws. Failure of either party to insist upon strict compliance with any of the conditions of this Agreement shall not be construed as a waiver of any of the conditions, but the same shall remain in full force and effect. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

         d.   Notices.

              All notices hereunder are to be made in writing and shall be given:

                        If to GALIC  of NY,  to:

                           Great American Life Insurance Company of New York 250 East Fifth Street, 10th Floor
                           Cincinnati, Ohio 45202
                           Attention: General Counsel

                           If to AAGS, to:

                           AAG Securities, Inc.
                           250 East Fifth Street, 10th Floor
                           Cincinnati, Ohio 45202
                           Attention:  President
              or such other address as such party may hereafter specify in writing. Each such notice to a party shall be either hand delivered or transmitted by registered or certified United States mail with return receipt requested, and shall be effective upon delivery.

         e.   Arbitration

              Any controversy or claim arising out of relating to this Agreement, or the breach hereof, shall be settled by arbitration in the forum jointly selected by GALIC of NY and AAGS (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

         f.   Interpretation; Jurisdiction

              This Agreement constitutes the whole agreement between the parties thereto with respect to the subject matter hereof, and supersedes all prior oral or written understandings, agreements or negotiations between the parties with respect to such subject matter. No prior writings by or between the parties with respect to the subject matter hereof shall be used by either party in connection with the interpretation of any provision of this Agreement. This Agreement shall be construed and its provisions interpreted under and in accordance with the internal laws of the State of Ohio without giving effect to principles of conflict of laws.

         g.   Severability

              This is a severable Agreement. In the event that any provision of this Agreement would require a party to take action prohibited by applicable federal or state law or profit a party from taking action required by applicable federal or state law, then it is the intention of the parties hereto that such provision shall be enforced to the extent permitted under the law, and, in any event, that all other provisions of this Agreement shall remain valid and duly enforceable as if the provision at issue had never been a part hereof.

         h.   Section and Other Headings

              The headings in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         i.   Counterparts

              This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

         j.   Regulation

              This Agreement shall be subject to the provisions of the 1933 Act, 1934 Act and 1940 Act and the Regulations and the rules and regulations of the NASD, from time to time in effect, including such exemptions from the 1940 Act as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

IN WITNESS WHERE of, each party hereto represents that the officer signing this Agreement on the party's behalf is duly authorized to execute this Agreement; and the parties hereto have caused this Agreement to be duly executed by such authorized officers on the date specified below.


                                  GREAT AMERICAN LIFE INSURANCE
                                  COMPANY OF NEW YORK


                                  By:    --------------------------------------

                                  Name:  --------------------------------------

                                  Title: --------------------------------------



                                  AAG SECURITIES, INC.


                                  By:    --------------------------------------


                                  Name:  --------------------------------------

                                  Title: --------------------------------------

                                                     Schedule 1

                                     Contracts Subject to Distribution Agreement

================================= --------------------- ----------------------- =================================================
           Contract Marketing NamePolicy Form Numbers
                                                             Endorsement                          Description
                                                               Numbers                           Of Endorsement
================================= --------------------- ----------------------- =================================================
      Commodore Navigator              NY3332G99              NY3443GE99           IRA Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3453GE99          Tax Sheltered Annuity Endorsement For Group
                                                                                                Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3463GE99          Qualified Loan Endorsement For Group Master
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3483GE99         ROTH IRA Endorsement for Group Master contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3349GE99          Qualified Pension, Profit Sharing & Annuity
                                                                                   Plan Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3513GE99        SIMPLE IRA Endorsement for Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3523GE99         Section 457 Governmental Plan Endorsement for
                                                                                                  Group Master
================================= --------------------- ----------------------- =================================================
                                           "                  NY3533GE99          Section 457(f) Governmental Plan Endorsement
                                                                                           For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3553GE99          Successor Owner Endorsement For Group Master
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                       NY3333C99              NY3444CE99           IRA Endorsement For Group Master Contract
--------------------------------- --------------------- ----------------------- -------------------------------------------------
                                           "                  NY3454CE99             Tax Sheltered Annuity Endorsement For
                                                                                          Certificate of Participation
--------------------------------- --------------------- ----------------------- -------------------------------------------------





================================= --------------------- ----------------------- =================================================
                                           "                  NY3464CE99         Qualified Loan Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3484CE99            ROTH IRS Endorsement for Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3494CE99          Qualified Pension, Profit Sharing & Annuity
                                                                                      Plan Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3514CE99           SIMPLE IRA Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3524CE99         Section 457 Governmental Plan Endorsement For
                                                                                          Certificate of Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3534CE99          Section 457(f) Governmental Plan Endorsement
                                                                                        For Certificate of Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3554CE99         Successor Owner Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                       NY3383Q99              NY3583E99             IRA Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3593E99              Tax Sheltered Annuity Endorsement For
                                                                                         Individual Qualified Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3603E99            Qualified Loan Endorsement For Individual
                                                                                               Qualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3383Q99              NY3623E99          ROTH IRA Endorsement For Individual Qualified
                                                                                                    Contract





================================= --------------------- ----------------------- =================================================
                                           "                  NY3633E99           Qualified Pension, Profit Sharing & Annuity
                                                                                   Plan Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3643E99             Employer Plan Endorsement For Individual
                                                                                               Qualified Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3653E99         SIMPLE IRA Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3663E99          Section 457 Governmental Plan Endorsement For
                                                                                         Individual Qualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3382NQ99             NY3683E99            Successor Owner Endorsement For Individual
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3703E99          Unisex Endorsement For Individual Nonqualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3604E99           Nonqualified Loan Endorsement For Individual
                                                                                             Nonqualified Contract
================================= --------------------- ----------------------- =================================================
     Commodore Independence            NY3342G99              NY3443GE99                     Master Group Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3453CE99          Tax Sheltered Annuity Endorsement For Group
                                                                                                Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3463GE99          Qualified Loan Endorsement For Group Master
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3483GE99         ROTH IRS Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3493GE99          Qualified Pension, Profit Sharing & Annuity
                                                                                   Plan Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3513GE99        SIMPLE IRA Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3523GE99         Section 457 Governmental Plan Endorsement For
                                                                                             Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3533GE99          Section 457(f) Governmental Plan Endorsement
                                                                                           For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                       NY3343C99              NY3444CE99        IRA Endorsement For Certificate of Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3454CE99             Tax Sheltered Annuity Endorsement For
                                                                                          Certificate of participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3464CE99         Qualified Loan Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3484CE99            ROTH IRA Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3494CE99          Qualified Pension, Profit Sharing & Annuity
                                                                                      Plan Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3514CE99           SIMPLE IRA Endorsement For Certificate of
                                                                                                 Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3524CE99         Section 457 Governmental Plan Endorsement For
                                                                                          Certificate of Participation
================================= --------------------- ----------------------- =================================================
                                           "                  NY3534CE99          Section 457(f) Governmental Plan Endorsement
                                                                                        For Certificate of Participation
================================= --------------------- ----------------------- =================================================
                                       NY3385Q99              NY3583E99             IRA Endorsement For Individual Qualified
                                                                                                    Contract





================================= --------------------- ----------------------- =================================================
                                           "                  NY3593E99              Tax Sheltered Annuity Endorsement For
                                                                                         Individual Qualified Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3603E99            Qualified Loan Endorsement For Individual
                                                                                               Qualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3384NQ99             NY3604E99           Nonqualified Loan Endorsement For Individual
                                                                                             Nonqualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3385Q99              NY3623E99          ROTH IRA Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3633E99           Qualified Pension, Profit Sharing & Annuity
                                                                                   Plan Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3643E99             Employer Plan Endorsement For Individual
                                                                                               Qualified Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3653E99         SIMPLE IRA Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3663E99          Section 457 Governmental Plan Endorsement For
                                                                                         Individual Qualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3383Q99              NY3683E99            Successor Owner Endorsement For Individual
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
      Commodore Advantage             NY3334GMA99                                           Group Mater Application
================================= --------------------- ----------------------- =================================================
                                       NY3352G99              NY3443GE99           IRA Endorsement For Group Master Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3453GE99          Tax Sheltered Annuity Endorsement For Group
                                                                                                Master Contract
================================= --------------------- ----------------------- =================================================
                                       NY3387Q99              NY3583E99             IRA Endorsement For Individual Qualified
                                                                                                    Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3593E99              Tax Sheltered Annuity Endorsement For
                                                                                         individual Qualified Contract
================================= --------------------- ----------------------- =================================================
                                           "                  NY3603E99            Qualified Loan Endorsement For Individual
                                                                                               Qualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3386NQ99             NY3604E99           Nonqualified Loan Endorsement For Individual
                                                                                             Nonqualified Contract
================================= --------------------- ----------------------- =================================================
                                       NY3387Q99              NY3633E99           Qualified Pension, Profit Sharing & Annuity
                                                                                   Plan Endorsement For Individual Qualified
                                                                                                    Contract
--------------------------------- --------------------- ----------------------- =================================================
                                       NY3387Q99              NY3643E99             Employer Plan Endorsement For Individual
                                                                                               Qualified Contract
--------------------------------- --------------------- ----------------------- =================================================
--------------------------------- --------------------- ----------------------- =================================================
                                       NY3387Q99              NY3653E99         SIMPLE IRA Endorsement For Individual Qualified
                                                                                                    Contract
--------------------------------- --------------------- ----------------------- =================================================

                                   Schedule 2

                                   Commissions

                                   Schedule 3

                                STATE OF NEW YORK